UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 26, 2008

The St. Joe Company
__________________________________________
(Exact name of registrant as specified in its charter)

Florida	1-10466	59-0432511
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

245 Riverside Avenue, Suite 500, Jacksonville, Florida		32202
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	904-301-4200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On February 26, 2008, the Registrant sold 17,145,000 shares of its Common Stock, no par value (the "Shares"), at a price of $35.00 per share. The Shares were registered pursuant to an automatic shelf registration statement on Form S-3 filed on February 25, 2008 (SEC File No. 333-149371) (the "Registration Statement").

In connection with the sale of the Shares, the Registrant entered into an underwriting agreement, dated February 26, 2008, with Deutsche Bank Securities Inc. that is attached hereto as Exhibit 1.1 and incorporated by reference into the Registration Statement.

In connection with the sale of the Shares, Christine M. Marx, the General Counsel and Corporate Secretary of the Registrant, has rendered an opinion regarding the validity of the issuance of the Shares that is attached hereto as Exhibit 5.1 and incorporated by reference into the Registration Statement.

On February 25, 2008, the Registrant filed its Form 10-K for the year ended December 31, 2007 that is incorporated by reference into the Registration Statement. On page 37 of the Form 10-K, the numbers in the table showing the operating results of the discontinued operations for Saussy Burbank are in thousands, not in millions as stated therein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

1.1 Underwriting Agreement, dated February 26, 2008, between the Registrant and Deutsche Bank Securities Inc.

5.1 Opinion of Christine M. Marx, General Counsel and Corporate Secretary

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The St. Joe Company

February 26, 2008	By:	/s/ Christine M. Marx

Name: Christine M. Marx
Title: General Counsel and Corporate Secretary

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Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement, dated February 26, 2008, between the Registrant and Deutsche Bank Securities, Inc.
5.1	Opinion of Christine M. Marx, General Counsel and Corporate Secretary